SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2003


                                AirGate PCS, Inc.

             (Exact name of registrant as specified in its charter)


 Delaware                       027455                 58-2422929
--------                       ------                   ----------
(State or other Jurisdiction  (Commission File No.)  (I.R.S. Employer
of Incorporation)                                    Identification No.)

  233 Peachtree Street, N.E.                               30303
  Harris Tower, Suite 1700,                               (Zip Code)
  Atlanta, Georgia
(Address of principal executive offices)




       Registrant's telephone number, including area code: (404) 525-7272



                                 Not Applicable

          (Former name or former address, if changed since last report)



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3


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Item 7.           Financial Statements and Exhibits.

(c) Exhibits.

       Exhibit No.                  Description

99.1     Press Release of AirGate PCS, Inc. dated August 14, 2003





Item 12.          Results of Operations and Financial Condition.

     On August 14, 2003 AirGate PCS, Inc., a Delaware corporation ("AirGate"), issued a press release announcing its financial and operating results for the third fiscal quarter and nine months ended June 30, 2003. A copy of the press release referenced above is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Item 12 and Exhibit 99.1 shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     AIRGATE PCS, INC.


Date: August 15, 2003
                                     By:         /s/ William H. Seippel
                                       -----------------------------------------
                                                    William H. Seippel
                                                    Chief Financial Officer